UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2013

Verint Systems Inc.
(Exact name of registrant as specified in its charter)

001-34807
(Commission File Number)

Delaware	11-3200514
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

330 South Service Road, Melville, New York	11747
(Address of principal executive offices)	(Zip code)
(631) 962-9600
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On January 4, 2013, Verint Systems Inc. (“Verint”) and Comverse Technology, Inc. (“CTI”) filed with the Securities and Exchange Commission (the “SEC”) a final joint proxy statement/prospectus to serve as (1) a joint proxy statement of Verint and CTI to be used by the Verint board of directors to solicit proxies from Verint stockholders and by the CTI board of directors to solicit proxies from CTI shareholders and (2) a prospectus of Verint to be delivered to CTI shareholders in connection with the issuance of shares of Verint common stock to be received by them at the completion of the previously announced merger (the “Merger”) of CTI with and into a wholly owned subsidiary of Verint (“Merger Sub”) pursuant to the Agreement and Plan of Merger, dated as of August 12, 2012 (the “Merger Agreement”), among Verint, CTI, and Merger Sub. The joint proxy statement/prospectus forms a part of Verint's Registration Statement on Form S-4 (File No. 333-184628), which was filed with the SEC on October 29, 2012 and declared effective by the SEC on January 4, 2013.
On January 17, 2013, CTI filed with the SEC definitive additional soliciting materials relating to its special meeting of shareholders to be held on February 4, 2013, at which CTI shareholders will vote on a proposal to adopt the Merger Agreement and to approve the transactions contemplated by that agreement, including the Merger, to correct the amounts of unvested CTI securities owned by each of CTI's executive officers as disclosed on pages 125 and 126 of the joint proxy statement/prospectus in the section entitled “The Merger-Interests of Certain Persons in the Merger-Employment Agreements of Executive Officers.”
Specifically, CTI corrected the previously disclosed amounts of unvested CTI restricted stock units and unvested CTI deferred stock units held by its executive officers to account for adjustments resulting from the pro rata distribution to CTI shareholders of 100% of the outstanding shares of Comverse, Inc. common stock made in the form of a special dividend paid on October 31, 2012. The following table sets forth both the previously disclosed and corrected amounts of unvested securities owned by each of CTI's executive officers for purposes of the disclosure on pages 125 and 126 of the joint proxy statement/prospectus in the section entitled “The Merger-Interests of Certain Persons in the Merger-Employment Agreements of Executive Officers,” and as a result such amounts shall be deemed to be revised accordingly.

Executive Officer	Unvested security ownership as previously disclosed	Corrected Security Ownership
Charles J. Burdick	148,161 restricted and deferred stock units	274,466 restricted and deferred stock units
Joel E. Legon	98,200 deferred stock units	164,167 deferred stock units
John Bunyan	74,500 deferred stock units	144,397 deferred stock units
Shefali A. Shah	123,000 deferred stock units	238,402 deferred stock units
Eric Koza	104,000 deferred stock units	201,575 deferred stock units

Additional Information
In connection with the Merger, Verint and CTI filed with the SEC a registration statement on Form S-4 (Registration No. 333-184628), which was declared effective on January 4, 2013, and a joint proxy statement/prospectus, dated January 4, 2013, regarding the Merger. Investors and security holders are urged to read the joint proxy statement/prospectus, registration statement and any other relevant documents filed by Verint and/or CTI with the SEC because they contain important information about Verint, CTI and the Merger. The joint proxy statement/prospectus, registration statement and other documents relating to the Merger can be obtained free of charge from the SEC's website at www.sec.gov.

The documents can also be obtained free of charge from Verint on its website (www.verint.com) or upon written request to Verint Systems Inc., 330 South Service Road, Melville, New York 11747, Attention: Investor Relations or by calling (631) 962-9600, or from CTI on its website (www.cmvt.com) or upon written request to Comverse Technology, Inc., 810 Seventh Avenue, New York, New York 10019, Attention: Investor Relations or by calling (212) 739-1000.
This document shall not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.
Verint, CTI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Merger under the rules of the SEC. Information about the directors and executive officers of Verint may be found in its Annual Report on Form 10-K for the year ended January 31, 2012 and in its definitive proxy statement relating to its 2012 Annual Meeting of Stockholders filed with the SEC on May 14, 2012. Information about the directors and executive officers of CTI may be found in its Annual Report on Form 10-K for the year ended January 31, 2012 and in its Amended Preliminary Proxy Statement on Schedule 14A filed with the SEC on August 15, 2012 and the Preliminary Information Statement attached thereto.
Cautions about Forward-Looking Statements
This document contains forward-looking statements, including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint. These forward-looking statements are not guarantees and they are based on management's expectations that involve a number of risks and uncertainties, any of which could cause actual results or events to differ materially from those expressed in or implied by the forward-looking statements. Some of the factors that could cause actual future results or events to differ materially from current expectations include: risks associated with Verint's and CTI's ability to satisfy the conditions and terms of the Merger, and to execute the Merger in the estimated timeframe, or at all, and the issuance of shares of Verint common stock in connection with the Merger; uncertainties regarding the expected benefits of the Merger; risks arising as a result of unknown or unexpected CTI obligations or liabilities assumed upon completion of the Merger, or as a result of parties obligated to provide us with indemnification being unwilling or unable to stand behind such obligations; risks associated with any litigation against us or our directors or officers that we may face, or any litigation against counterparties that we may inherit, in connection with the Merger; risks associated with CTI's ability to control Verint's board of directors and the outcome of matters submitted for stockholder action; and risks associated with being a consolidated subsidiary of CTI and formerly part of CTI's consolidated tax group. Verint assumes no obligation to revise or update any forward-looking statement, except as otherwise required by law. For a detailed discussion of certain risk factors relating to Verint, see Verint's Annual Report on Form 10-K for the fiscal year ended January 31, 2012, Verint's Quarterly Report on Form 10-Q for the quarter ended October 31, 2012 and other filings Verint makes with the SEC.
Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Verint, CTI or the merged company following the completion of the Merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Verint or the merged company for the current or future financial years would necessarily match or exceed the historical published figures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date: January 18, 2013	By: /s/ Peter Fante

Name:	Peter Fante

Title:	Chief Legal Officer